Summary Prospectus April 30, 2020
Driehaus Emerging Markets Growth Fund Investor Shares: DREGX Institutional Shares: DIEMX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2020, as may be subsequently amended, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online (https://www.driehaus.com/fund-resources). You can also get this information at no cost by calling 1-800-560-6111 or by sending an email request to mutualfunds@driehaus.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, https://www.driehaus.com/fund-resources, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with a Fund, by calling 1-800-560-6111.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-560-6111 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds in the Driehaus Mutual Funds if you invest directly with a Fund.

Investment Objective

Driehaus Emerging Markets Growth Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Shares*	Institutional Shares*
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None	None
Maximum Deferred Sales Charge	None	None
Maximum Sales Charge Imposed on Reinvested Dividends	None	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.02%	1.02%
Other Expenses	0.39%	0.18%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	1.43%	1.22%

*	A shareholder may be required to pay a commission to their financial intermediary.

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Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$146	$452	$782	$1,713
Institutional Shares	$124	$387	$670	$1,477

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 167% of the average value of its portfolio.

Principal Investment Strategy

The Fund uses a growth style of investment in equity securities, including common stocks and other equity securities of issuers, and under normal market conditions, invests substantially all (no less than 80%) of its net assets (plus the amount of borrowings for investment purposes) in emerging markets companies. Emerging market companies are (i) companies organized under the laws of an emerging market country or having securities which are traded principally on an exchange or over-the-counter in an emerging market country; or (ii) companies which, regardless of where organized or traded, have a significant amount of assets located in and/or derive a significant amount of their revenues from goods purchased or sold, investments made or services performed in or with emerging market countries. There are no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time; the Fund may invest significant assets in any single emerging market country. The Fund generally defines an “emerging market” as including, but not limited to, any of the countries or markets represented in the MSCI Emerging Markets Index, or any other country or market with similar emerging characteristics. The Fund may invest in companies with limited operating histories. The Fund frequently and actively trades its portfolio securities.

Investment decisions for the Fund’s growth style of investing are based on the determination that a company’s revenue and earnings growth can materially exceed market expectations and that a company possesses the ability to undergo a positive second-derivative shift in growth and earnings trajectories. This decision involves evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The investment adviser also takes environmental, social and governance (“ESG”) factors into account when evaluating investment opportunities. The evaluation of behavioral and macro factors represent significant aspects of the investment adviser’s philosophy and are integrated into the investment adviser’s bottom-up analysis on individual securities. The decision is also informed by the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. To a lesser extent, the Fund’s investment adviser also utilizes macroeconomic or country-specific analyses to evaluate the sustainability of a company’s growth rate. The Fund sells holdings for a variety of reasons, including the deterioration of the earnings profile, the violation of specific technical thresholds, to shift into securities with more compelling risk/reward characteristics or to alter sector or country exposure.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks involved in investing in foreign securities. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares. Due to the uncertainty caused by pandemic risks, global markets may experience increased volatility which could adversely affect the performance of the Fund’s investments.

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Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Foreign Securities and Currencies Risk. The Fund invests in foreign securities. Investing outside the U.S. involves different risks than domestic investments. The following risks may be associated with foreign investments: less liquidity; greater volatility; political instability; restrictions on foreign investment and repatriation of capital; less complete and reliable information about foreign companies; reduced government supervision of some foreign securities markets; U.S. and foreign government actions, such as the imposition of tariffs, economic and trade sanctions or embargoes; lower responsiveness of foreign management to shareholder concerns; economic issues or developments in foreign countries; fluctuation in exchange rates of foreign currencies and risks of devaluation; imposition of foreign withholding and other taxes; dependence of emerging market companies upon commodities which may be subject to economic cycles; and emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments.

To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall net asset value. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad.

Emerging Market Risk. The Fund invests primarily in emerging markets and therefore, the risks described above for foreign securities are typically increased. Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Small- and Medium-Sized Company Risk. The Fund invests in companies that are smaller, less established, with limited operating histories and less liquid markets for their stock, and therefore may be riskier investments. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Allocation Risk. The Fund’s overall risk level will depend on the countries and market sectors in which the Fund is invested. Because the Fund may have significant weightings in a particular company, country, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, country, industry or market sector and may fluctuate more than that of a less focused fund.

Risks of Investment in Asia. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and overextension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic, and social conditions. The Asian region, and particularly China and South Korea, may be adversely affected by political, military, economic, and other factors related to North Korea.

Risk of Investing in China. The Chinese economy may be negatively impacted by trade or political disputes with China’s major trading partners, including the U.S., a decrease in the global demand for Chinese exports or a reduction in spending by Chinese consumers on domestic products. The central government in China has historically exercised significant control over China’s economy through state ownership and administrative regulation. Government action could have a substantial adverse effect on economic conditions in China, the economic prospects for and the market prices and liquidity of the securities of Chinese companies and the payment of dividends and interest by Chinese companies.

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In addition, expropriation, including nationalization; confiscatory taxation, political, economic or social instability, environmental issues, or other developments could adversely affect and significantly diminish the value of the Chinese companies in which the Fund invests.

Manager Risk. How the Fund’s investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Performance

The bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility—or variability—of the Fund’s Investor Shares annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of two broad-based securities indices. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.driehaus.com/performance or by calling 1-800-560-6111.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 21.17% (quarter ended 9/30/10) and the lowest return for a quarter was -18.65% (quarter ended 9/30/11).

Average Annual Total Returns as of December 31, 2019	1 Year	5 Years	10 Years
Driehaus Emerging Markets Growth Fund – Investor Shares
Return Before Taxes	25.34%	7.23%	6.18%
Return After Taxes on Distributions	25.10%	6.92%	5.36%
Return After Taxes on Distributions and Sale of Fund Shares	15.18%	5.64%	4.71%
Driehaus Emerging Markets Growth Fund – Institutional Shares
Return Before Taxes	25.60%	7.33%	6.23%
MSCI Emerging Markets Index – Net (reflects no deduction for fees, expenses or taxes)	18.42%	5.61%	3.68%
MSCI Emerging Markets Growth Index – Net* (reflects no deduction for fees, expenses or taxes)	25.10%	7.45%	5.20%

*	The additional index shows how the Fund’s performance compares with the returns of an index with a growth bias.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown only for Investor Shares and after-tax returns for Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns

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depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

For periods prior to the inception of the Institutional Shares class (July 17, 2017), the performance shown above for the Institutional Shares is based on the historical performance of the Fund’s Investor Shares. Institutional Shares would have substantially similar annual returns because the shares are invested in the same portfolio and would differ only to the extent that the shares do not have the same expenses.

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

Howard Schwab, Portfolio Manager of DCM Lead Portfolio Manager of the Fund since 8/07	Chad Cleaver, Portfolio Manager of DCM Portfolio Manager of the Fund since 5/12 (Assistant Portfolio Manager of the Fund 5/08-4/12)	Richard Thies, Portfolio Manager of DCM Portfolio Manager of the Fund since 5/16 (Assistant Portfolio Manager of the Fund 5/14-4/16)

Purchase and Sale of Fund Shares

The Fund is closed to new investors. For additional information, please see “Shareholder Information — General Purchase Information.” The following is applicable to eligible investors:

	Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
Investor Shares	$ 10,000	$ 2,000	$ 2,000	$ 500	$ 100	$ 300
Institutional Shares	$ 500,000	None	$ 500,000	None	N/A	N/A

In general, you can buy or sell shares of the Fund by mail at Driehaus Mutual Funds, P.O. Box 9817, Providence, RI 02940, for regular mail or Driehaus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722, for overnight delivery or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a tax-advantaged arrangement, assets held through such arrangement may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services, including recordkeeping, administrative and other sub-transfer agency services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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DRH-SP2003